

Dorchester Minerals, LP
Annual Meeting

May 18, 2016



Forward-Looking Statements

Portions of this document may constitute, and our officers and representatives may from time to time make, "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate”, “intend”, “plan”, “goal”, “seek”, “believe”, “project”, “estimate”, “expect”, “strategy”, “future”, “likely”, “may”, “should”, “will” and similar references to future periods. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, such statements are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Therefore, you should not rely on any of these forward-looking statements. Examples of such uncertainties and risks include, but are not limited to, changes in the price or demand for oil and natural gas, changes in the operations on or development of the Partnership’s properties, changes in economic and industry conditions and changes in regulatory requirements (including changes in environmental requirements) and the Partnership’s consolidated financial position, business strategy and other plans and objectives for future operations. These and other factors are set forth in the Partnership's filings with the Securities and Exchange Commission. Any forward-looking statement made by us in this document is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Presentation Outline

- Overview of 2015
- Distributions
- Minerals NPI Status
- Reserves & Production
- Property Discussion



Overview of 2015

- **Challenging Price Environment**
  - Dramatic decline in resource play activity
  - Attractiveness of WI/NPI participation is minimal at best

- **Midland Basin Position is a Bright Spot**
  - Drilling and completion efficiencies result in higher recoveries

- **Active Management of our Properties**
  - Strategic leasing opportunities
  - Enhanced revenue recovery initiatives
  - Ongoing pursuit of acquisition/exchange opportunities



2015 Distributions

- Cash Distributions Paid in Calendar 2015
  - Reflects Q4 2014 to Q3 2015 activity


Royalty Revenue
$34.4 MM
NPI Revenue
$8.4 MM
Other Revenue
$0.8 MM
Total Revenue
$43.6 MM
LP Distribution
$35.4 MM
GP Distribution
$1.2 MM
Total Expenses
$7.0 MM



2015 Distributions

- Components and Prices
  - Royalty properties contributed 79% to total 2015 LP distributions
  - Gross Revenue → 38% gas sales, 53% oil & NGL sales, 9% KS divestiture & other
  - Minerals NPI contributed to Q4 2015 distribution which was paid in Q1 2016


LP Distribution History ($/unit)
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015
Royalties
NPI
Other Revenue


Gas Price ($/Mcf)
Oil Price ($/bbl)
$10.00 $9.00 $8.00 $7.00 $6.00 $5.00 $4.00 $3.00 $2.00 $1.00 $0.00
$100 $90 $80 $70 $60 $50 $40 $30 $20 $10 $0
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015
Gas Price
Oil Price

Note: Oil and gas prices represent realized prices from royalty properties.

Minerals NPI

- Activity from August 2013 through March 2016
  - Reached surplus in September 2015 for the first time since July 2013
  - NPI payments totaling $1.5MM for Sept 2015, Oct 2015, Feb 2016 and Mar 2016
  - March 2016 payment to be included in the Q2 2016 distribution


Balance ($ Millions)
Surpluses
$0
($5)
($10)
($15)
($20)
($25)
Jul-2013
Jan-2014
Jul-2014
Jan-2015
Jul-2015
Jan-2016
Available Cash
Budgeted Capital Balance
Minerals NPI Deficit Balance
Cash on Hand at 03/31/2016 of $6.3MM equals Budgeted Capital Commitments

Note: Aug 1, 2013 to Aug 31, 2015 represents the time period the Minerals NPI was in deficit status.



Minerals NPI

- Inception-To-Date Activity through March 2016

Cumulative Revenue	$112.7 MM
Cumulative Expense (LOE, taxes, etc.)	($ 26.3 MM)
Cumulative Operating Income	$ 86.4 MM
Cumulative CAPEX Spent	($ 72.9 MM)
Cumulative Cash Flow	$ 13.5 MM
Cumulative Distributions	($ 7.2 MM)
Cash on Hand @ 03/31/2016	$ 6.3 MM
Capital Commitments @ 03/31/2016	($ 6.3 MM)

Cumulative Surplus Payments **$ 7.2 MM**

Outstanding Capital Commitments

By Play	
Bakken	($ 5.7 MM)
Other Basins	($ 0.6 MM)
Total Capital Commitments	($ 6.3 MM)

By Status	
Wells in Pay Status	($ 4.3 MM)
Wells not in Pay Status	($ 2.0 MM)
Total Capital Commitments	($ 6.3 MM)



2015 Reserves

- Total Proved Reserves of 83.4 Bcfe on 12/31/2015
  - All reserves are Proved Developed Producing (PDP)
  - Demonstrated history of positive revisions
  - Cumulative revisions since inception account for 154% of total reserves at year-end
  - Driving factors including new plays, field extensions, infill drilling, and new technology

Year-end Reserves (Bcfe)


100
80
60
40
20
0
1/31/2003
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Base
Revisions
Acquisitions


Oil & Cond. 36%
Natural Gas 59%
Plant Products 5%

Note: 12.5 Bcfe of acquired reserves at time transactions closed. Gas-Oil equivalency of 6:1 ratio is used throughout this presentation

2015 Reserves

- Revisions to Reported PDP Reserves


Equivalent Reserves (Bcfe)
100
90
80
70
60
50
40
30
20
10
0
2015 Production 12.6 Bcfe
83.4
Total Reserves
5.8
2015 Revisions
90.2
77.6
77.6
2015 Pro Forma
2015 Reserve Replacement 46%
Year-over-year Change in Reserves (7%)
12/31/2014
Reserves
12/31/2015
Pro Forma
12/31/2015
Reserves

2015 Reserves

- Composition of Proved Reserves
  - Royalty reserves increased from 60% at YE 2014 to 62% at YE 2015

Geographic Breakdown


Bakken 9%
Rockies 3%
Other 7%
Barnett Shale 5%
Mid-Continent 7%
South TX/ Gulf Coast 4%
Fayetteville Shale 9%
Permian Basin 31%
Hugoton 25%

Royalty-NPI Split


Equivalent Reserves (Bcfe)
70
60
50
40
30
20
10
0
51.4 Bcfe
32.0 Bcfe
Royalty 62%
NPI 38%
Royalty
NPI
Oil & PP
Gas

2015 Production

- Natural Gas Production
  - Production trend reflects reduced activity in dry gas plays and natural reservoir declines


Daily Gas Rate (Mcfd)
100,000
10,000
1,000
Barnett
Acquisition
Sale of Kansas
Hugoton Ops
Started reporting
Plant Products as
liquid equivalent
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016

Note: Plant Product volumes included as gas equivalent prior to 2014. Graphs include NPI volumes for all periods, regardless of surplus/deficit status.

2015 Production

- Oil and Plant Products Production
  - Stable base production from large, mature Permian oil fields
  - Recent Bakken declines have been partially offset by new development in Permian



Daily Oil Rate (bopd)
Daily Plant Products Rate (boepd)
10,000
1,000
100
Maecenas Acquisition
Began calculating plant products as liquid equivalent in 2014
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016

Note: Plant Product volumes calculated from Plant Products revenue based on Mt. Belvieu propane prices. Prior to 2014 Products included as gas equiv.



2015 Production

- Contribution from Diverse Sources
  - New plays have replaced declines in legacy assets
  - Opportunities for production growth in mature basins


Daily Equivalent Rate (Mcfed)
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
-
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015


South TX/ Gulf Coast 4%
Mid-Continent 7%
Barnett Shale 5%
Permian Basin 27%
Bakken 18%
Hugoton 18%
Other 10%
Fayetteville Shale 11%

Note: Volumes attributable to NPI's are included regardless of surplus/deficit status and are burdened by lease operating costs and capital expenses

Net Profits Interests Production

- Relative contribution of NPIs has shifted over time
  - Hugoton accounted for 96% of NPI production at inception → 43% in Q4 2015
  - Minerals NPI volumes prior to Q3 2011 were not included in DMLP results


Daily Equivalent Rate (Mcfed)
20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
Hugoton NPI
Other NPIs
Minerals NPI
Min NPI (Before Payout)
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

Note: Production graph limited to "in pay" volumes.

Minerals NPI

- Production by Product
  - Gas production has declined since 2012, but oil production has increased by over 250% during the same period
  - Decreased Bakken activity led to oil decline in 2015


Daily Oil Rate (boepd)
Daily Plant Products Rate (boepd)
Daily Gas Rate (Mcfd)
10,000
1,000
100
10
10,000
1,000
100
10
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

Note: Production graph limited to "in pay" volumes. Prior to 2014 Plant Products included as gas equivalent.

Minerals NPI

- Natural Gas Production by Area
  - Dry gas from Fayetteville has dominated historical production
  - High-BTU associated gas from the Bakken/Permian has increased in recent years


Daily Equivalent Rate (Mcfed)
5,000
4,000
3,000
2,000
1,000
0
Other
Mid-Continent
Fayetteville
Permian
Bakken
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

Note: Production graph limited to "in pay" volumes.

Minerals NPI

- Oil and Plant Products Production by Area
  - Production spike in late 2014 was a result of multi-well pads in Bakken
  - Reduction of working interest participation in Permian (2014) and Bakken (2015)


Daily Equivalent Rate (boepd)
1,400
1,200
1,000
800
600
400
200
0
Other
Permian
Bakken
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

Note: Production graph limited to "in pay" volumes.



Bakken/Three Forks

- Williston Basin
  - 70,390 gross ac (8,905 net ac)
  - 2015 exit rate → 770 boepd (73% NPI) from 565 wells
  - 32 wells producing but not in pay
  - 38 wells drilling/WOC/confidential
  - Bakken rig count dropped from 181 at YE 2014 to 27 in May 2016
  - Zero participation elections YTD 2016

NPI Production (boepd)


1,200
1,000
800
600
400
200
0
EN-Jefferey & Wayzetta Wells
Participation
Non-Consent
2011
2012
2013
2014
2015

Well Count


140
120
100
80
60
40
20
0
Non-Consent Elections
Participation Elections
2007
2009
2011
2013
2015

Royalty Production (boepd)


1,200
1,000
800
600
400
200
0
Royalty
2011
2012
2013
2014
2015

Note: Production graphs limited to "in pay" volumes from six county core area.



Core Midland Basin

- Wolfcamp/Spraberry
  - 229,000 gross ac (11,500 net ac)
  - Unleased at some depth in numerous tracts


MARTIN
HOWARD
MIDLAND
GLASSCOCK
UPTON
REAGAN
CROCKETT


NPI Production (boepd)
500
400
300
200
100
0
Participation
Non-Consent
Legacy
Last WI Participation Election
2009 2010 2011 2012 2013 2014 2015
Royalty Production (boepd)
500
400
300
200
100
0
Horizontal Wells
Vertical Wells
2009 2010 2011 2012 2013 2014 2015

Note: Production graph limited to "in pay" volumes from Glasscock, Midland, Reagan, and Upton Counties. Acreage total limited to the same counties.

Core Midland Basin

- Glasscock County Example
  - 10,240 gross ac (1,120 net ac) with average NRI of 1.688%
  - Horizontal activity on 4 of 16 sections

RSP Permian

Calverley 9-4 (8 wells)

- 4 wells producing - in pay
- 2 wells drilling/WOC
- 2 wells permitted not spud
- IP30 range: 587–1,877 boepd

Diamondback

Riley & Tomahawk (7 wells)

- 2 wells producing - not in pay
- 1 well drilling/WOC
- 4 wells permitted not spud
- IP30 range: 1,025–1,309 boepd


BLK 36
T4S
BLK 35
T4S

Note: IP30 data from public company investor presentations.



Core Midland Basin

- Midland County Example
  - 2,749 gross ac (412 net ac) with average NRI of 1.875%
  - Produced 518,000 boe from six wells in first four months

Pioneer Natural Res.

Preston 5 (24 wells)

- 6 wells producing NOT in pay
- 10 wells drilling/WOC
- 8 wells permitted not spud
- IP range: 1,551–2,319 boepd



Note: IP's as reported on RRC W-2



Dorchester Minerals, LP
Annual Meeting

May 18, 2016

Appendix

Portfolio Overview

- Geographically Diverse – 574 counties in 25 states
  - 377,000 net mineral acres (2,307,000 gross acres)
  - Varying NPRI's, ORRI's and leasehold interests in an additional 859,000 gross acres
  - Majority of acreage is undeveloped – deep rights unleased in multiple tracts
  - Wide geographic spread including most major producing basins
  - Assets range from mature legacy production to areas with exploratory potential



Williston
110,000 net acres
Appalachia
26,000 net acres
Rockies
5,000 net acres
Eastern
26,000 net acres
Mid-Continent
34,000 net acres
Texas
152,000 net acres
Gulf Coast
20,000 net acres
Other
4,000 net acres

Basin/Area	Legacy Production	Ongoing Development	Expansion Potential
West Texas Southeast NM	Denver Unit Wasson	Wolfberry Bone Springs	Delaware Basin West TX Overthrust
Gulf Coast South Texas	Jeffress McAllen Ranch		Horizontal Wilcox
Mid-Continent	Hugoton	SCOOP Granite Wash	Springer
Williston Basin	Nesson Anticline	Bakken / TF Red River	Three Forks (lower benches)
Appalachia		Marcellus	Utica Upper Devonian

Note: Acreage count as of 12/31/2015. Gross acres are not additive due to overlapping ownership among categories

2015 Reserves

- History of Positive Reserve Revisions
  - Cumulative Reserve Revisions have exceeded 100% of Current Reserves


Equivalent Reserves (Bcfe)
120
100
80
60
40
20
0
(20)
(40)
(60)
106.5
Initial Reserves
12.5
Acquisitions
94.0
2003-2015 Production (151.7 Bcfe)
(45.2)
83.4
Total Reserves
128.6
Reserve Revisions
01/31/2003 Reserves
12/31/2015 Pro Forma
12/31/2015 Reserves

2015 Production

- Portfolio Has Shifted Over Time
  - 2003-2012 → Royalties increased from 48% to 60% due to mineral acquisitions, new drilling on legacy properties, and natural declines in Hugoton field
  - 2013-2014 → Royalties decreased to 52% due to large WI in Bakken/Fayetteville
  - 2015 → Royalties increased to 57% due reduced participation/development in Bakken/Fayetteville

2015 Royalty-NPI Production Split


60%
50%
40%
30%
20%
10%
0%
Oil & PP
Gas
Royalty
NPI

Daily Equivalent Rate (Mcfed)


40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
-
Net Profits Interests
Royalty
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015

Note: Volumes attributable to NPI's are included regardless of surplus/deficit status and are burdened by lease operating costs and capital expenses

2015 Production

- Plant Products Contribution
  - Plant Products (PP) includes all production revenue other than that from oil and gas
  - Volumes may be reported in barrels, cubic feet, gallons, bushels, etc. (or none)
  - Equivalent PP volumes are calculated from total PP revenue based on propane price
  - Equivalent PP volumes are sensitive to numerous factors including: gas prices, NGL prices, gas-oil price ratio, gas composition, and operator payment practices


Daily Plant Products Rate (boepd)
Propane Price ($/bbl)
450
400
350
300
250
200
150
100
50
0
$80
$70
$60
$50
$40
$30
$20
$10
$0
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Plant Products (Equivalent Volume)
Mt. Belvieu Propane Price ($/bbl)



Net Profits Interests Overview

- NPI Provides Exposure to Working Interest Potential Without Generating UBTI
  - Currently five NPI groups
  - Capitalize on strong negotiating position to capture additional value
  - Leverage information franchise
  - Working Interests derived from multiple sources
    - "Heads up" participation (North Dakota & Texas)
    - Leases with contractual participation option (Fayetteville)
    - Non-consent back-in after payout (North Dakota)
    - Unleased cotenancy (Texas)
  - Minerals NPI represents the majority of new development activity
  - Added 118 new wells located in Arkansas, Montana, North Dakota, Oklahoma and Texas

Note: New well count based on division orders and initial revenue payments received in 2015



Minerals NPI

- What is the Minerals NPI and How Does it Work?

  - Upon its formation, Dorchester Minerals, LP (DMLP, the public partnership and owner of the mineral interests) provided for future development opportunities on its undeveloped mineral interests by the creation of the Minerals Net Profits Interest (Minerals NPI).
  - DMLP has negotiated and may continue to negotiate the right but not the obligation to participate in development activity in addition to retaining a royalty interest.
  - This right may take the form of an optional heads-up (unpromoted) working interest, carried working interest or reversionary (back-in) working interest. In some instances, an unleased mineral interest may be treated as a working interest subject to statutory non-consent provisions.
  - DMLP assigns this right to Dorchester Minerals Operating LP (the operating partnership or DMOLP) subject to the terms of the Minerals NPI.
  - DMOLP is an indirect wholly owned affiliate of DMLP's General Partner.
  - DMOLP funds all costs associated with this right, including drilling and completion costs.
  - DMLP and its partners are not liable for any costs or expenses.
  - DMOLP pays to DMLP 96.97% of the monthly "Net Proceeds" attributable to the properties subject to the Minerals NPI.
  - Net Proceeds is defined as total revenues less total expenses plus an amount equivalent to interest at a prevailing rate on any prior period deficit balance. In other words, DMOLP pays 100% of all costs, receives 100% of all revenues plus interest, and thereafter (sometimes called "Payout") pays 96.97% of net cashflow to DMLP.
  - LP distributions reflect 96% of royalty net cashflow and 99% of NPI net cashflow → 99% x 96.97% = 96%.

Minerals NPI

- What is the Minerals NPI and How Does it Work?


DMLP
Lease to third party for royalty and optional participation right
Participation right assigned to DMOLP
DMOLP pays 100% of costs and receives 100% of revenue plus interest equivalent on total NPI basis
Royalty (100% of cash flow)
NPI payment (96.97% of cash flow)
Distributable Cash
Limited Partners 96% of royalties 99% of NPI's 96% of Expenses
General Partner 4% of royalties 1% of NPI's 4% of Expenses



Non-Consent/Non-Participation

- Texas
  - Unleased mineral owner backs in for full working interest after operator recovers 100% of costs


NRI
100%
50%
0%
0%
100%
200%
300%
% Costs Recovered
100% WI
100% NRI
to DMOLP

- North Dakota
  - Unleased mineral owner receives 16% royalty and backs in for full working interest after operator recovers 150% of costs


NRI
100%
50%
0%
0%
100%
200%
300%
% Costs Recovered
100% WI
84% NRI
to DMOLP
16% NRI
to DMLP



Non-Consent/Non-Participation

- Texas
  - Unleased mineral owner backs in for full working interest after operator recovers 100% of costs

Selected Texas Counties	N/C Well Count	Paid Out Well Count	Average BPO NRI	Average APO NRI
Ector	63	28	0.000%	13.065%
Gaines	16	6	0.000%	3.331%
Midland	72	18	0.000%	3.658%
Upton	219	81	0.000%	2.742%
Total	370	133	0.000%	4.725%

- North Dakota
  - Unleased mineral owner receives 16% royalty and backs in for full working interest after operator recovers 150% of costs

Selected North Dakota Counties	N/C Well Count	Paid Out Well Count	Average BPO NRI	Average APO NRI
Burke	25	0	0.098%	0.275%
Divide	38	3	0.257%	1.546%
Dunn	30	3	0.728%	4.464%
McKenzie	80	16	0.293%	1.835%
Mountrail	79	15	0.775%	3.654%
Williams	89	9	0.548%	3.057%
Total	341	46	0.491%	2.660%

Note: Only 45 of 46 ND paid out wells are "in pay" status



Bakken/Three Forks

- Williston Basin
  - 70,390 gross ac (8,905 net ac) in six core North Dakota counties


DIVIDE
BURKE
WILLIAMS
MOUNTRAIL
MCKENZIE
DUNN

	Well Count	Average BPO NRI	Average APO NRI
Completed as Producers	597	0.874%	2.096%
Drilling/Completion (or confidential)	38	1.3947%	1.711%
Permitted AND Proposed	0	-	-
Permitted NOT Proposed	76	TBD	TBD
Total	**711**	**0.905%**	**2.073%**

Note: NRI values are the sum of DMLP and DMOLP NRIs. Well counts excludes undrilled wells permitted before 01/01/2015.



Bakken/Three Forks

- Non-Consent Elections – A Look Back
  - Payout depends on actual CAPEX spent, production, oil prices, etc.
  - Numerous wells likely to payout in the future → cannot predict how many or when


Cumulative Production (BOE)
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
Back-in WI After Payout Wells
Non-Consent Wells (Not Paid Out)
0
50
100
150
200
250
300
Non-Consent Well Count

Note: Cumulative production volumes through February 2016 for all non-consent wells, regardless of pay status.



Fayetteville Shale

- Eastern Arkoma Basin
  - 23,336 gross ac (11,464 net ac) in 196 sections
  - 487 wells producing at year-end
  - 2015 exit rate → 3.4 MMcfd (43% WI)
  - Rig Count dropped to zero in 2016

NPI Production (Mcfd)


4,000
3,000
2,000
1,000
0
2007
2009
2011
2013
2015
Last new WI well
Sept 2014

New Wells on Production


120
100
80
60
40
20
0
Working Interest Wells
Royalty Interest Wells
2007
2009
2011
2013
2015

Royalty Production (Mcfd)


4,000
3,000
2,000
1,000
0
2007
2009
2011
2013
2015

Note: Production graphs limited to "in pay" volumes.



Hugoton Operated Properties

- Hugoton Field – Oklahoma Panhandle
  - Divested Kansas operations in Sept 2014 – average net sales of 2.8 MMcfd
  - 2015 production 1% above YE 2014 projection
  - Year-over-year production decline of 5% with a 3% decrease in net reserves
  - Ongoing well optimization and cost-saving initiatives, but limited upside potential


Daily Gas Rate (Mcfd)
Well Count
100,000
10,000
1,000
200
150
100
50
0
2003
2005
2007
2009
2011
2013
2015
Sale of Kansas Hugoton Ops

Note: Gas rate based on sales volumes. Year-over-year decline excludes Kansas assets divested in 2014.

Royalty Cash Receipts

- Long delay between production and cash distribution
  - Cash receipts extend over multiple months due to adjustments, releases, etc.
  - Prices can change dramatically between production and payment of distribution
  - Example of a typical cash receipt cycle :


Oil and Gas Produced
Cash receipts begin
1st Quarter Distribution declared
Dist. Paid (Feb-Mar cash)
2nd Quarter Distribution declared
Dist. Paid (Apr-Jun cash)
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug

LP distribution of all cash attributable to January production may occur as late as August, a 7-month time lag



Management Ownership

- Alignment of GP and LP interests
  - GP has no incentive distribution rights – fixed sharing ratio
  - Management's LP interest exceeds its GP interest
  - Not incentivized to make dilutive transactions


2015 Cash Distributions $36.6 MM
3.3 %
11.4 %
85.3 %
Mgmt GP → $1.2 MM
Mgmt LP* → $4.2 MM
Mgmt LP is 3.5 times Mgmt GP
Other LP → $31.2 MM

* Management LP interest includes LP units owned by officers, managers and their immediate families.



Distributions

- Distribution Determinations
  - Period from October 2014 through September 2015

	($ thousands) Limited Partners	General Partner
4% of Net Cash Receipts from Royalty Properties	$ --------	$1,124
96% of Net Cash Receipts from Royalty Properties	$26,986	$ --------
1% of Net Profits Interests Paid to our Partnership	$ --------	$ 85
99% of Net Profits Interests Paid to our Partnership	$ 8,413	$ --------
Total Distributions	$35,399	$1,209
Operating Partnership Share (3.03% of Net Proceeds)	$ --------	$ 266
Total General Partner Share		$1,475
% Total	**96%**	**4%**

Peer Group Comparison

- Market Performance
  - Pure royalties lack operating leverage inherent in net profits interests → Less volatility
  - Outperformance in low price environment due to lower fixed cost structure

5-Year Normalized Returns (distributions reinvested)


160
140
120
100
80
60
40
20
0
Jan-2011
Jan-2012
Jan-2013
Jan-2014
Jan-2015
Jan-2016
DMLP
HGT
CRT
SJT
MTR
SBR
PBT

Note: Dist. reinvested on last day of quarter



Dorchester Minerals, LP
Annual Meeting

May 18, 2016